                                                                    EXHIBIT 99.1

                                  CERTIFICATION

                         PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF
               SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of deltathree, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   AUGUST 7, 2003        /s/ SHIMMY ZIMELS
                               ------------------------------------------
                               Shimmy Zimels
                               Chief Executive Officer
                               (Principal Executive Officer)


Dated:   AUGUST 7, 2003        /s/ PAUL C. WHITE
                               -------------------------------------------
                               Paul C. White
                               Chief Financial Officer
                               (Principal Financial and Accounting Officer)



     This certification accompanies this Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss. 18 of the Securities Exchange AcT of 1934, as amended.